                                                                  Exhibit 10.70

                                      NOTE

$15,000,000.00

                                                             New York, New York
                                                             July 15, 1998

                  FOR VALUE RECEIVED, the undersigned, Glimcher Properties Limited Partnership, a Delaware limited partnership, hereby unconditionally promises to pay to the order of Lehman Brothers Holdings Inc., a Delaware corporation, d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc. ("MEZZANINE LENDER"), located at Three World Financial Center, New York, New York 10285, to such account as Mezzanine Lender may direct in written notice to Borrower, in lawful money of the United States of America and by wire transfer of immediately available funds, the principal amount of Fifteen Million Dollars ($15,000,000.00), in such amounts and at such times as set forth in the Mezzanine Loan Agreement, with a final payment of the unpaid principal amount hereof, together with unpaid interest accrued hereon and all other amounts due hereunder, on the Maturity Date (as defined in the Mezzanine Loan Agreement).

                  The undersigned further agrees to pay interest in like money to such account on the unpaid principal amount hereof from time to time from the date hereof and on the dates and at the applicable rate per annum as provided in the Mezzanine Loan Agreement until paid in full (both before and after judgment).

                  This Note is the Mezzanine Note referred to in the loan agreement, dated as of the date of this note (the "MEZZANINE LOAN AGREEMENT"), between the undersigned and Mezzanine Lender and is entitled to the benefits thereof and subject to the terms thereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Mezzanine Loan Agreement.

                  Upon the occurrence of any one or more of the Events of Default specified in the Mezzanine Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Mezzanine Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Mezzanine Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

                  Borrower and all others who may become liable for the payment of all or any part of the indebtedness hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the indebtedness hereunder or any person liable for payment of the indebtedness hereunder, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Mezzanine Loan Documents made by agreement between Mezzanine Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Mezzanine Loan Documents for the payment of all or any part of the indebtedness hereunder.

                  Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents and that this Note, the Mezzanine Loan Agreement and the other Mezzanine Loan Documents constitute valid and binding obligations of Borrower.

                  All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Mezzanine Loan Agreement directed to the parties at their respective addresses as provided therein.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day first above written.



                                   GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, as Borrower

                                   By:      Glimcher Properties Corporation



                                   By:      /s/ George A. Schmidt
                                            ---------------------------------
                                            Name:  George A. Schmidt
                                            Title: Senior Vice President

                                     -2-